EXHIBIT 32.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies that the annual report on Form 10-KSB of Oakmont Acquisition Corporation (“the Registrant”) for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Registrant.

Date: March 31, 2006

/s/ Patrick T. Flynn
Patrick T. Flynn
Chief Financial Officer and Principal
Accounting Officer

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